Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of September 21, 2015, by and among Starwood Waypoint Residential Trust, a Maryland real estate investment trust (“Oakland”), for the benefit of the Holders (as defined below). Certain capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.

RECITALS:

WHEREAS, Oakland has entered into a Contribution Agreement dated as of September 21, 2015 (the “Contribution Agreement”) with Starwood Waypoint Residential Partnership, L.P., a Delaware limited partnership (“Oakland OP”), Starwood Capital Group Global, L.P., a Delaware limited partnership (“Oakland Capital”), and SWAY Management LLC, a Delaware limited liability company (“Oakland Manager”), pursuant to which Oakland Capital is contributing the outstanding membership interests of Oakland Manager to Oakland OP in exchange for the consideration described therein, including Common Units of limited partnership interest (the “OP Units”) issued by Oakland OP;

WHEREAS, upon the terms and subject to the conditions contained in the OP Partnership Agreement, the OP Units will be redeemable for cash or, at the option of Oakland, subject to purchase by Oakland for cash or shares of common stock of Oakland, par value $0.01 per share (the “Common Stock”);

WHEREAS, Oakland has entered into an Agreement and Plan of Merger dated as of September 21, 2015 (the “Merger Agreement”) with Oakland OP, SWAY Holdco LLC, a Delaware limited liability company (“Oakland Sub”), Colony American Homes, Inc., a Maryland corporation (“Scottsdale”), CAH Operating Partnership, L.P., a Delaware limited partnership, and the Persons identified therein as the Scottsdale Stockholders and the Scottsdale Unitholders, pursuant to which, among other things, the shareholders of Scottsdale are receiving shares of Common Stock that are being issued without registration under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, as a condition to the consummation of the transactions contemplated by the Contribution Agreement and the Merger Agreement, Oakland has agreed to grant the registration rights set forth herein for the benefit of the Holders; and

WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of Oakland and the mutual covenants of the parties relating thereto.

NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby agree as follows:

Section 1. Certain Definitions. In this Agreement, the following terms have the following respective meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Articles” means the Articles of Amendment and Restatement of Oakland, as amended from time to time.

“Board” means the Board of Trustees of Oakland.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Closing Date” has the meaning ascribed to it in the Merger Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” has the meaning ascribed to it in the recitals hereof.

“Company Notice” has the meaning ascribed to it in Section 2(b).

“Contribution Agreement” has the meaning ascribed to it in the recitals hereof.

“Demand Registration” has the meaning ascribed to it in Section 2(a).

“End of Suspension Notice” has the meaning ascribed to it in Section 4(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means a Holder of Registrable Shares, including (i) each Person listed on Schedule I, as may be amended from time to time to reflect transferees permitted by Section 10, and (ii) each Person holding Registrable Shares as a result of a transfer, distribution or assignment to that Person of Registrable Shares (other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 10 of this Agreement and (x) Section 4.07 of the Contribution Agreement or (y) Section 7.12 of the Merger Agreement, as applicable.

“Indemnified Party” has the meaning ascribed to it in Section 8(c).

“Indemnifying Party” has the meaning ascribed to it in Section 8(c).

“Majority Selling Holders” means (i) a majority of the Oakland Capital Holders, if any of their Registrable Shares are proposed to be included in an underwritten sale of Registrable Shares, and (ii) a majority of the other Holders whose Registrable Shares are proposed to be included in such underwritten sale of Registrable Securities.

“Maximum Number of Shares” has the meaning ascribed to it in Section 2(c).

“Merger Agreement” has the meaning ascribed to it in the recitals hereof.

“Non-Oakland Capital Allocation” has the meaning ascribed to it in Section 2(c).

“NYSE” means the New York Stock Exchange.

“Oakland Capital” has the meaning ascribed to it in the recitals.

“Oakland Capital Allocation” has the meaning ascribed to it in Section 2(c).

“Oakland Capital Holders” means Oakland Capital and its permitted transferees.

“Oakland Manager” has the meaning ascribed to it in the recitals.

“Oakland OP” has the meaning ascribed to it in the recitals.

“OP Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of [Oakland] Residential Partnership, L.P. dated as of January 16, 2014, as amended, between [Oakland] Residential GP, Inc., as general partner, and Oakland and Oakland Capital, as limited partners, as amended from time to time.

“OP Units” has the meaning ascribed to it in the recitals.

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

“Piggyback Registration” has the meaning ascribed to it in Section 3(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Resale Registration Statement in reliance upon
Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Shares covered by such Resale Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Shares” means, with respect to any Holder, (i) the shares of Common Stock that are issued pursuant to the Merger Agreement, including pursuant to any indemnification provision therein, either owned of record or beneficially by such Holder, (ii) the shares of Common Stock that are issued or issuable to such Holder upon any purchase by Oakland of any OP Units issued pursuant to the Contribution Agreement and (iii) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Common Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided that shares of Common Stock shall cease to be Registrable Securities with respect to any Holder at the time such shares have been (a) sold pursuant to a Resale Registration Statement or sold pursuant to Rule 144, or (b) sold to Oakland or any of its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including (i) all fees of the Commission, the NYSE or such other exchange on which the Registrable Shares are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE or other applicable exchange pursuant to Section 5.1(j), (v) the fees and disbursements of counsel for Oakland and of the independent public accountants of Oakland (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by Oakland in connection with any Resale Registration Statement); provided, however, that Registration Expenses will exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.

“Renewal Deadline” has the meaning ascribed to it in Section 2(g).

“Resale Registration Statement” means any one or more registration statements of Oakland filed under the Securities Act, whether pursuant to a Demand Registration, Piggyback Registration or otherwise, covering the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144”, “Rule 158”, “Rule 415” or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” has the meaning ascribed to it in the recitals hereof.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the selling Holders (other than as specifically provided in the definition of “Registration Expenses” above) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.

“Suspension Event” has the meaning ascribed to it in Section 4(c).

“Suspension Notice” has the meaning ascribed to it in Section 4(c).

Section 2. Demand Registration Rights.

(a) Subject to the provisions hereof, each Holder, at any time from and after the date hereof, may request registration for resale under the Securities Act of all or part of the Registrable Shares (a “Demand Registration”) by giving written notice thereof to Oakland (which request will specify the number of shares of Registrable Shares to be offered by such Holder, whether the intended manner of sale will include or involve an underwritten offering and whether such Resale Registration Statement will be a “shelf” Resale Registration Statement under Rule 415 promulgated under the Securities Act). Subject to Sections 2(c) and 2(e) below and the penultimate sentence of this Section 2(a), Oakland will use commercially reasonable efforts (i) to file a Resale Registration Statement (which will be a “shelf” Resale Registration Statement under Rule 415 promulgated under the Securities Act if requested pursuant to such Holder’s request pursuant to the first sentence of this Section 2(a)) registering for resale such number of Registrable Shares as requested to be so registered within 30 days in the case of a registration on Form S-3 (and 60 days in the case of a registration on Form S-11 or such other appropriate form) after such Holder’s request therefor, and (ii) to cause such Resale Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter. Notwithstanding the foregoing, Oakland will not be required to effect a registration pursuant to this Section 2(a):

(i) with respect to securities that are not Registrable Shares,

(ii) if, in the case of an Oakland Capital Holder, such request results in the cumulative requests for Demand Registrations by Oakland Capital Holders, for which a registration statement has been filed and declared effective, exceeding three (3),

(iii) within 180 days after the effective date of a prior registration in respect of Oakland’s Common Stock, or

(iv) prior to the nine (9) month anniversary of the Closing Date.

If permitted under the Securities Act, such Resale Registration Statement will be one that is automatically effective upon filing. Notwithstanding anything to the contrary contained in this Section 2(a), if at the time Oakland receives a request for a Demand Registration Oakland has an effective shelf registration statement, Oakland may include all or part of the Registrable Shares covered by such request (including the Registrable Shares of other Holders requesting inclusion pursuant to Section 2(b)) in such shelf registration statement, including by virtue of including the Registrable Shares in a prospectus supplement to such shelf registration statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, Oakland shall be deemed to have satisfied its registration obligation under this Section 2(a) with respect to such Demand Registration request and such shelf registration statement shall be deemed to be a Resale Registration Statement for purposes of this Agreement and, if any Oakland Capital Holder initiated such request, such request shall be counted toward the total number of Demand Registrations of the Oakland Capital Holders, subject, as to all of the foregoing, to compliance with the provisions of this Agreement regarding underwritten offerings, if such Demand Registration request specified an intention to effect an underwritten offering of Registrable Securities).

(b) Within 10 days after receipt of any request for a Demand Registration under Section 2(a), Oakland shall give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other Holders of Registrable Securities (a “Company Notice”) and Oakland shall include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which Oakland has received written requests for inclusion therein within 15 days after the delivery of such Company Notice; provided that any such other Holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective. Oakland may include in a Demand Registration shares of Common Stock for sale for its own account or for the account of other security holders of Oakland.

(c) If such Demand Registration is in respect of an underwritten offering and the managing underwriters of the requested Demand Registration advise Oakland and the Holder(s) covered by such Demand Registration that in the reasonable opinion of the managing underwriters the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), Oakland will include in such Demand Registration only such number of shares of Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), which shares of Common Stock will be so included in the following order of priority, unless otherwise agreed by Oakland and the Holders covered by such Demand Registration: (i) first, the Registrable Shares of Holders, provided that if such Holders includes the Oakland Capital Holders, (1) the number of Registrable Shares of Oakland Capital Holders included in such Demand Registration shall not exceed the greater of (x) twenty-two and one-half percent (22-1/2%) of the Maximum Number of Shares (the “Oakland Capital Allocation”), and (y) the Oakland Capital Allocation, plus, if any, the remainder of the Non-Oakland Capital Allocation (such number of shares shall be allocated among such Oakland Capital Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Oakland Capital Holder), and (2) the number of Registrable Shares of the other Holders included in such Demand Registration shall not exceed the greater of (x) seventy-seven and one-half percent (77-1/2%) of the Maximum Number of Shares (the “Non-Oakland Capital Allocation”), and (y) the Non-Oakland Capital Allocation, plus, if any, the remainder of the Oakland Capital Allocation (such number of shares shall be allocated among such Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Holder), (ii) second, any shares of Common Stock Oakland proposes to sell, and (iii) third, any other shares of Common Stock that have been requested to be so included.

(d) If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right to (i) select the underwriters (and their roles) in the offering and (ii) determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Holders, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that such underwriters, structure and terms are reasonably acceptable to Majority Selling Holders.

(e) Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration would (i) be seriously detrimental to Oakland in that such registration would interfere with a material corporate transaction, or (ii) require the disclosure of material non-public information concerning Oakland that at the time is not, in the good faith judgment of the Board, in the best interests of Oakland to disclose and is not, in the opinion of Oakland’s counsel, otherwise required to be disclosed, then Oakland will have the right to defer such filing for the period during which such registration would be seriously detrimental; provided, however, that (x) Oakland may not defer such filing for a period of more than 60 days after receipt of any demand by a Holder, and (y) Oakland will not exercise its right to defer a Demand Registration more than once in any 12-month period. Oakland will give written notice of its determination to the requesting Holder(s) to defer the filing and of the fact the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(f) Upon the date of effectiveness of any Demand Registration, Oakland will use commercially reasonable efforts to keep the Resale Registration Statement continuously effective until such time as all of the Registrable Shares covered by such Demand Registration have been sold pursuant to such Demand Registration.

(g) If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Resale Registration Statement filed pursuant to Section 2(a), any of the Registrable Shares remain unsold by the Holders included on such registration statement, Oakland will file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Shares included on the prior Resale Registration Statement; if at the Renewal Deadline Oakland is not eligible to file an automatic shelf registration statement, Oakland will, if it has not already done so, file a new Resale Registration Statement and will use commercially reasonable efforts to cause such Resale Registration Statement to be declared effective within 180 days after the Renewal Deadline; and Oakland will take all other action necessary or appropriate to permit the public offering and sale of the Registrable Shares to continue as contemplated in the expired Resale Registration Statement. References herein to Resale Registration Statement shall include such new shelf registration statement.

Section 3. Piggy-Back Registration Rights.

(a) If at any time Oakland has registered, or has determined to register, any of its securities for its own account or for the account of other security holders of Oakland on any registration form (other than on Forms S-4 or S-8) that permits the inclusion of the Registrable Shares (a “Piggyback Registration”), Oakland will give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to Section 3(b), will include in such registration all Registrable Shares requested to be included therein pursuant to the written request of one or more Holders received within 10 days after delivery of Oakland’s notice. Notwithstanding the foregoing, Oakland will not be required to include any Registrable Shares in any registration under this Section 3(a) prior to the nine (9) month anniversary of the Closing Date.

(b) (i) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of Oakland, and the managing underwriters advise Oakland and the Holders that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, Oakland will include in such registration, unless otherwise agreed by Oakland and the Holders, (i) first, the number of shares of Common Stock that Oakland proposes to sell, and (ii) second, the Registrable Shares of Holders, provided that if such Holders includes the Oakland Capital Holders, (1) the number of Registrable Shares of Oakland Capital Holders included in such registration shall not exceed the greater of (x) the Oakland Capital Allocation, and (y) the Oakland Capital Allocation, plus, if any, the remainder of the Non-Oakland Capital Allocation (such number of shares shall be allocated among such Oakland Capital Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Oakland Capital Holder), and (2) the number of Registrable Shares of the other Holders included in such registration shall not exceed the greater of (x) the Non-Oakland Capital Allocation, and (y) the Non-Oakland Capital Allocation, plus, if any, the remainder of the Oakland Capital Allocation (such number of shares shall be allocated among such Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Holder). For purposes of the calculations under this Section 3(b)(i), each of the Oakland Capital Allocation and the Non-Oakland Capital Allocation shall be reduced by the number of shares to be sold by Oakland.

(ii) If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise Oakland that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then Oakland will include in such registration, unless otherwise agreed by Oakland and the holders (including the Holders, if any), (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the Registrable Shares of Holders, provided that if such Holders includes the Oakland Capital Holders, (1) the number of Registrable Shares of Oakland Capital Holders included in such registration shall not exceed the greater of (x) the Oakland Capital Allocation, and (y) the Oakland Capital Allocation, plus, if any, the remainder of the Non-Oakland Capital Allocation (such number of shares shall be allocated among such Oakland Capital Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Oakland Capital Holder), and (2) the number of Registrable Shares of the other Holders included in such registration shall not exceed the greater of (x) the Non-Oakland Capital Allocation, and (y) the Non-Oakland Capital Allocation, plus, if any, the remainder of the Oakland Capital Allocation (such number of shares shall be allocated among such Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Holder), (iii) third, the number of shares of Common Stock requested to be included therein by any other holders, and (iv) fourth, the number of shares of Common Stock that Oakland proposes to sell. For purposes of the calculations under this Section 3(b)(ii), each of the Oakland Capital Allocation and the Non-Oakland Capital Allocation shall be reduced by the number of shares to be sold by the holder(s) requesting such registration.

(c) If any Piggyback Registration is a primary or secondary underwritten offering, Oakland will have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(d) Oakland will not grant to any Person the right to request Oakland to register any Common Stock in a Piggyback Registration unless such rights are consistent with the provisions of this Section 3.

Section 4. Suspension.

(a) Subject to the provisions of this Section 4 and a good faith determination by Oakland that it is in the best interests of Oakland to suspend the use of any Resale Registration Statement, following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commissions), Oakland, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to such Resale Registration Statement for such times as Oakland reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period), if any of the following events will occur: (i) an underwritten public offering of Common Stock by Oakland if Oakland is advised by the underwriters that the concurrent resale of the Registrable Shares by the Holders pursuant to the Resale Registration Statement would have a material adverse effect on Oakland’s offering, (ii) there is material non-public information regarding Oakland that (A) Oakland determines not to be in Oakland’s best interest to disclose, (B) would, in the good faith determination of Oakland, require any revision to the Resale Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) Oakland is not otherwise required to disclose, or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to Oakland that Oakland determines not to be in Oakland’s best interests to disclose.

(b) Upon the earlier to occur of (i) Oakland delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, Oakland will use commercially reasonable efforts to promptly amend or supplement the Resale Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Resale Registration Statement so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(c) In the case of an event that causes Oakland to suspend the use of a Resale Registration Statement (a “Suspension Event”), Oakland will give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares, and such notice will state that such suspension will continue only for so long as the Suspension Event or its effect is continuing and Oakland is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as possible. The Holders will not effect any sales of the Registrable Shares pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from Oakland and prior to receipt of an End of Suspension Notice. If so directed by Oakland, each Holder will deliver to Oakland (at the reasonable expense of Oakland) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from Oakland, which End of Suspension Notice will be given by Oakland to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

Section 5. Registration Procedures.

5.1 In connection with the obligations of Oakland with respect to any registration pursuant to this Agreement, Oakland will:

(a) prepare and file with the Commission, as specified in this Agreement, each Resale Registration Statement, which will comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use commercially reasonable efforts to cause any Resale Registration Statement to become and remain effective as set forth in Section 2;

(b) subject to Section 4, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2 hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders of Registrable Shares covered by such Resale Registration Statement;

(c) furnish to the Holders of Registrable Shares covered by a Resale Registration Statement, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; Oakland hereby consents to the use of such Prospectus, including each preliminary Prospectus, by such Holders in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Resale Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder covered by a Resale Registration Statement may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder;

(e) notify each Holder with Registrable Shares covered by a Resale Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information will be accompanied by an instruction to suspend the use of the Resale Registration Statement and the Prospectus until the requisite changes have been made);

(f) during the period of time referred to in Section 2, use its best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g) upon request, furnish to each requesting Holder with Registrable Shares covered by a Resale Registration Statement, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h) except as provided in Section 4, upon the occurrence of any event contemplated by Section 5.1(e)(iv), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(i) enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Resale Registration Statement;

(j) use commercially reasonable efforts (including seeking to cure in Oakland’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which such Registrable Shares are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent Oakland’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 hereof, Oakland will register the Registrable Shares under the Exchange Act and maintain such registration through the effectiveness period required by Section 2;

(l) (i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Resale Registration Statement will have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that Oakland may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as Oakland will have made a good faith effort to resolve any such issue with the objecting Holder and will have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(m) cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(n) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Resale Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, but subject to any remaining restrictions applicable under Section 4.07 of the Contribution Agreement or Section 7.12 of the Merger Agreement, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates will not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

(o) cause management of Oakland to cooperate as may be reasonably requested with each of the Holders of Registrable Shares covered by a Resale Registration Statement (i) with respect to sales or placements of Registrable Shares with an aggregate offering price of at least $250 million, including by participating in roadshows, one-on-one meetings with institutional investors, and (ii) with respect to all sales or placements, any request for information or other diligence request by any such Holder or any underwriter;

(p) in connection with a public offering of Registrable Shares, whether or not such offering is an underwritten offering, use commercially reasonable efforts to obtain a “comfort” letter from the independent public accountants for Oakland and any acquisition target of Oakland whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Shares being sold pursuant to each Resale Registration Statement;

(q) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the Holders of such Registrable Shares and the underwriters, if any, with respect to the business of Oakland and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use commercially reasonable efforts to furnish to the selling Holders and underwriters of such Registrable Shares opinions and negative assurance letters of counsel to Oakland and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling Holders of the Registrable Shares), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(r) upon reasonable request by a Holder, Oakland will file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Shares or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Shares.

Section 6. Required Information.

(a) Oakland may require the Holders to furnish in writing to Oakland such information regarding such Holder and the proposed distribution of Registrable Shares by such Holder as Oakland may from time to time reasonably request in writing or as will be required to effect the registration of the Registrable Shares, and no Holder will be entitled to be named as a selling stockholder in any Resale Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to Oakland. Each Holder further agrees to furnish promptly to Oakland in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b) Each Holder agrees that, upon receipt of any notice from Oakland of the happening of any event of the kind described in Section 5.1(e)(ii), 5.1(e)(iii) or 5.1(e)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Section 5.1(e)(iii) or 5.1(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by Oakland, such Holder will deliver to Oakland (at the reasonable expense of Oakland) all copies, other than permanent file copies then in such Holder’s possession, in its possession of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 7. Expenses of Registration. Oakland will pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Each Holder participating in a registration pursuant to Section 2 or Section 3, will bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all Selling Expenses and any other expense relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Resale Registration Statement; provided, however, that each such Holder shall be responsible for its own counsel’s fees and expenses (and no other Holder shall have any responsibility in respect of such fees and expenses).

Section 8. Indemnification and Contribution.

(a) Oakland will indemnify and hold harmless each Holder of Registrable Shares covered by a Resale Registration Statement, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by Oakland of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Holder furnished in writing to Oakland by or on behalf of such Holder expressly for use therein, or (B) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b) Each Holder of Registrable Shares covered by a Resale Registration Statement will, severally and not jointly, indemnify and hold harmless Oakland, each director of Oakland, each officer of Oakland who will sign a Resale Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to Oakland by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(c) Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 8 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party will assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless (i) the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party will not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party will have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the

Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 8 is unavailable to a party that would have been an Indemnified Party under this Section 8 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder will, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Oakland and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d).

(e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) In no event will any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 8 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

Section 9. Rule 144. Oakland shall, at Oakland’s expense, for so long as any Holder holds any Registrable Shares, use commercially reasonable efforts to cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Registrable Shares by the requesting Holder(s) in accordance with the provisions of Rule 144, including by using commercially reasonable efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Registrable Shares without registration.

Section 10. Transfer of Registration Rights. The rights and obligations of a Holder (including, in the case of an Oakland Capital Holder, the rights of an Oakland Capital

Holder) under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) Oakland is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 11. Miscellaneous.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, will be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 11(e). NOTHING IN THIS
SECTION 11(a), HOWEVER, WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT WILL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE,

THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(b) Entire Agreement. This Agreement, together with the Contribution Agreement and the Merger Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

(c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d) Amendment. No supplement, modification, waiver or termination of this Agreement will be binding unless executed in writing by Oakland, the Oakland Capital Holders and the Holders (excluding the Oakland Capital Holders) of at least a majority of the Registrable Shares (excluding the Registrable Shares held by the Oakland Capital Holders) (it being understood that a modification of Schedule I hereto to reflect a transfer permitted by Section 10 shall not be deemed to require such approval).

(e) Notices, etc. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement will be in writing (except as otherwise provided in this Agreement), and will be effective and deemed to have been received (i) when delivered in person, (ii) when receipt is acknowledged by recipient if sent by fax or e-mail, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next Business Day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices will be addressed as follows: (A) if to a Holder, at such Holders’ address or fax number set forth on Schedule I hereto, or at such other address or fax number as such Holder will have furnished to Oakland in writing, or (B) if to any assignee or transferee of a Holder, at such address or fax number as such assignee or transferee will have furnished Oakland in writing, or (c) if to Oakland, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as Oakland will have furnished to the Holders. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, however, that each party executes one or more counterparts), each of which will be enforceable against the parties actually executing such counterparts, and all of which together will constitute one instrument. This Agreement may be executed in any number of separate counterparts (including by means of facsimile or portable document format (pdf)), each of which is an original but all of which taken together will constitute one and the same instrument.

(g) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

(h) Section Titles. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.

(i) Successors and Assigns. This Agreement will be binding upon the parties hereto and their respective successors and permitted assigns and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. If any successor or permitted assignee of any Holder will acquire Registrable Shares in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee will be entitled to all of the benefits of a “Holder” under this Agreement (and, in the case of a successor or permitted assign of an Oakland Capital Holder, all of the benefits of an Oakland Capital Holder) and (b) such Registrable Shares will be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person will be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

(j) Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto will be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 11(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.

No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement will impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy will preclude any further exercise of it or the exercise of any other remedy.

(k) Termination. This Agreement shall terminate without any further action of the parties, and be of no further force or effect, in the event that the Merger Agreement shall terminate prior to the consummation of the closing of the Merger (as defined in the Merger Agreement).

(l) Attorneys’ Fees. If Oakland or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action is entitled to recover its costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

(m) Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws will render the provisions of this Agreement inapplicable, Oakland will provide the Holders with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Holders hereunder.

***

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STARWOOD WAYPOINT RESIDENTIAL TRUST

By:	/s/ Douglas R. Brien
Name:	Douglas R. Brien
Title:	Chief Executive Officer

STARWOOD CAPITAL GROUP GLOBAL, L.P., a Delaware limited partnership

By:	/s/ Ellis F. Rinaldi
Name:	Ellis F. Rinaldi
Title:	Executive Vice President

CFI CSFR INVESTOR, LLC

By: Colony Capital Operating Company, LLC, as sole managing member

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

CLASS B HOLDCO, LLC

By: Manager Holdco LLC, its managing member

By: Colony AH Member, LLC, its managing member

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

COLONY DISTRESSED CREDIT FUND II, L.P.

By: Colony Capital Credit II, L.P., its general partner

By: ColonyGP Credit II, LLC, its general partner

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

[Signature Page to Registration Rights Agreement]

SERIES X HOLDCO, LLC

By: Manager Holdco LLC, its managing member

By: Colony AH Member, LLC, its managing member

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

MANAGER HOLDCO, LLC

By: Colony AH Member, LLC, its managing member

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

COLONY AMERICAN HOMES HOLDINGS I, L.P.

By: ColonyGP American Homes, LLC, its general partner

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

COLONY AMERICAN HOMES HOLDINGS II, L.P.

By: ColonyGP American Homes, LLC, its general partner

[Signature Page to Registration Rights Agreement]

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

COLONY AMERICAN HOMES HOLDINGS III, L.P.

By: ColonyGP American Homes, LLC, its general partner

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

COLONY AMERICAN HOMES HOLDINGS IV, L.P.

By: ColonyGP American Homes, LLC, its general partner

By:	/s/ Mark H. Hedstrom
Name:	Mark H. Hedstrom
Title:	Vice President

[Signature Page to Registration Rights Agreement]

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